UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

PHAGE GENOMICS, INC.
(Name of Registrant as Specified in its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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	2)	Aggregate number of securities to which transaction applies:

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	5)	Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

PHAGE GENOMICS INC.
2215 Lucerne Circle
Henderson, Nevada 89014
Tel: (702) 451 4981
Fax: (702) 451 4939

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

[_________ ], 2005

To the Stockholders of Phage Genomics, Inc.:

NOTICE IS HEREBY GIVEN that the following action (the “Corporate Action”) has been taken pursuant to the written consent of the holder of a majority of the outstanding shares of common stock of Phage Genomics, Inc. (the “Company”), dated May 20, 2005, in lieu of a special meeting of the stockholders:
  To amend the Company’s Articles of Incorporation to change the name of the Company from “Phage Genomics, Inc.” to “Searchlight Minerals Corp.”

The foregoing Corporate Action will become effective on or about [_________ ], 2005:

This Notice and the attached Information Statement are being circulated to advise the other stockholders of the Company of the adoption of the Corporate Action by written consent of the stockholder who holds a majority of the voting power of our common stock. No further vote or action by the stockholders is required. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Corporate Action cannot become effective until twenty (20) days after the date this Information Statement is mailed to the stockholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Corporate Action.

By Order of the Board of Directors,

/s/ K. Ian Matheson

K. Ian Matheson
President and
Chief Executive Officer
Henderson, Nevada

PHAGE GENOMICS, INC.
2215 Lucerne Circle
Henderson, Nevada 89014
Tel: (702) 451 4981
Fax: (702) 451 4939

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the stockholders of Phage Genomics, Inc., a Nevada corporation (the “Company” or “Phage”), in connection with the following proposed corporate action to be taken by the written consent of stockholders holding a majority of the voting power of the Company (the “Corporate Action”):

To amend the Company’s Articles of Incorporation to change the name of the Company from “Phage Genomics, Inc.” to “Searchlight Minerals Corp.” (the “Name Change”).

The Company’s sole director, who is a major stockholder and currently exercises voting power over an aggregate of approximately 13,850,002 shares, or 72.3% of the Company’s outstanding common stock, adopted the Corporate Action by written consent on May 20, 2005. The Corporate Action will become effective upon the filing of the Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada (the “Certificate of Amendment”). The Company anticipates that the filing of the Certificate of Amendment and the effective date of the Corporate Action will occur on or about the __ day of _______ , 2005 (the “Effective Date”). The proposed Certificate of Amendment is attached as Exhibit “A” hereto.

The date on which the Company first intends to send this Information Statement to its stockholders is on or around [__________ ], 2005 (the “Mailing Date”). No further action is required on the part of any other stockholders of the Company to approve the Corporate Action. Stockholders who did not consent to the Corporate Action are not entitled to dissenters’ rights under Nevada law.

The elimination of the need for a special meeting of stockholders to approve the Corporate Action is authorized by Section 78.320(2) of the Nevada Revised Statutes (the “NRS”) which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special meeting. Pursuant to NRS Section 78.390(1)(b), a majority of the voting power is required in order to approve the Corporate Action. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Corporate Action as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to proceed with the Corporate Action by obtaining the written consent of stockholders holding a majority of the voting power of the Company.

Principal Stockholders

The following stockholders of the Company, representing approximately 72.3% of the voting power of the Company, have provided their written consent to the Corporate Action as described in this Information Statement:

Name of Shareholder	Number of Shares Held Outstanding	Percentage of Outstanding Shares (1)
K. Ian Matheson	13,850,002	72.3%
TOTAL	13,850,002	72.3%

(1)	Based on 19,150,000 shares of the Company’s common stock issued and outstanding on May 20, 2005.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the NRS. No additional action will be undertaken by the Company with respect to the receipt of the written consents, and no dissenters’ rights under the NRS are afforded to the Company’s stockholders as a result of the adoption of the Corporate Action.

Effective Date

Under Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Corporate Action cannot become effective until 20 days after the mailing date of this Information Statement. The Company is not seeking written consent from any of the Company’s stockholders, other than the major stockholders described above, and the remaining stockholders will not be given an opportunity to vote with respect to the Corporate Action. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

1.	Advising stockholders of the proposed action to be taken by written consent; and

2.	Giving stockholders advance notice of the proposed action to be taken, as required by the Exchange Act.

Stockholders who are not afforded an opportunity to consent or otherwise vote with respect to the proposed action to be taken have no right under Nevada law to dissent or require a vote of all the Company’s stockholders.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common stock.

OUTSTANDING VOTING STOCK OF THE COMPANY

The Board of Directors of the Company have fixed the close of business on May 20, 2005 (the “Record Date”) as the record date for the determination of stockholders entitled to approve the Corporate Action. As of the Record Date, there were 19,150,000 shares of common stock outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of May 20, 2005 by: (i) each person (including any group) known by the Company to own more than five percent (5%) of any class of the Company’s voting securities, (ii) each of the Company’s directors and each of its named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown, subject to applicable community property laws.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	K. Ian Matheson 2215 Lucerne Circle Henderson, NV 89014	13,850,002 Direct	72.3%
Common Stock	All Officers and Directors as a Group (1 person)	13,850,002 Direct	72.3%
5% HOLDERS
Common Stock	K. Ian Matheson 2215 Lucerne Circle Henderson, NV 89014	13,850,002 Direct	72.3%
Common Stock	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	1,303,131 Direct	6.8%
Notes
(1)
Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on May 20, 2005. As of May 20, 2005 the Company had 19,150,000 shares of common stock issued and outstanding.

AMENDMENT OF
THE COMPANY'S ARTICLES OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY

On April 29, 2005, our Board of Directors unanimously executed a written consent authorizing and recommending that our shareholders approve a proposal to effect the Name Change. On May 20, 2005, Company shareholders holding a majority of the voting power of the Company executed a written consent authorizing and approving the Name Change. The Name Change will become effective upon filing of the Certificate of Amendment to our Articles of Incorporation in the form attached as Exhibit “A” hereto, with the Nevada Secretary of State, but our Board of Directors reserves the right not to make such filing if it deems it appropriate not to do so.

Purpose of the Name Change

In February, 2005 the Company announced the reorganization of Phage from a biotechnology research and development company to a company focused on the development and acquisition of mineral properties. In connection with the Company’s reorganization, Phage entered into mineral option agreements to acquire an interest in 20 mineral claims representing an area of 3,200 acres located in Clark County, south of Searchlight, Nevada. Also in connection with Phage’s corporate restructuring, the Company’s board of directors approved a change of the Company’s name to "Searchlight Minerals Corp". The board believes that the new name will more accurately reflect the Company’s current business activities and promote public recognition of its new business focus.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the increase in number of shares of authorized common stock, which is not shared by all other stockholders of the Company.

NO DISSENTER’S RIGHTS

Under the NRS, the Company’s dissenting stockholders are not entitled to appraisal rights with respect to the Corporate Action, and the Company will not independently provide its stockholders with any such right.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the Securities and Exchange Commission regarding the business, financial condition, and other matters of the Company pursuant to and in accordance with the Exchange Act. You may read and copy the reports, proxy statements, and other information filed by the Company at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W. Washington D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for additional information about the public reference facilities. The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission. All inquiries regarding the Company should be addressed to the principal executive offices of the Company at 2215 Lucerne Circle, Henderson, Nevada 89014.

BY ORDER OF THE BOARD OF
DIRECTORS

Date: May 23, 2005
/s/ K. Ian Matheson

K. IAN MATHESON
President and Chief Executive Officer
PHAGE GENOMICS, INC.

EXHIBIT “A”

CERTIFICATE OF AMENDMENT

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
PHAGE GENOMICS, INC.

2. The articles have been amended as follows (provide article numbers, if available):
Article 1 - Name of Corporation:
SEARCHLIGHT MINERALS CORP.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 13,850,002 (72.3%)

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): __________________________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM 78.385 Amend 2003 Revised on: 11/03/03